UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2017

Mastercard Incorporated (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)
2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)
(914) 249-2000 (Registrant's telephone number, including area code)
NOT APPLICABLE (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Mastercard Incorporated (“Mastercard”) held its Annual Meeting on June 27, 2017. Holders of Class A common stock at the close of business on April 27, 2017 (the “Record Date”) were entitled to vote at the Annual Meeting. A total of 949,187,063 shares of Class A common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following 12 director nominees to serve on the Board as directors for a one-year term expiring on the date of Mastercard’s 2018 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Richard Haythornthwaite	884,320,995	4,469,620	521,040	59,875,408
Ajay Banga	888,234,612	564,453	512,590	59,875,408
Silvio Barzi	884,959,052	3,828,552	524,051	59,875,408
David R. Carlucci	884,416,808	4,366,713	528,134	59,875,408
Steven J. Freiberg	882,640,238	6,164,669	506,748	59,875,408
Julius Genachowski	883,450,430	5,330,821	530,404	59,875,408
Merit E. Janow	883,978,180	4,807,789	525,686	59,875,408
Nancy J. Karch	887,092,154	1,649,649	569,852	59,875,408
Oki Matsumoto	800,226,936	87,966,842	1,117,877	59,875,408
Rima Qureshi	888,305,516	486,716	519,423	59,875,408
José Octavio Reyes Lagunes	883,106,790	5,669,782	535,083	59,875,408
Jackson Tai	885,013,309	3,772,904	525,442	59,875,408

2. The holders of Class A common stock approved Mastercard’s executive compensation on an advisory basis:

For	Against	Abstain	Broker Non-Votes
697,500,861	188,743,255	3,067,539	59,875,408

3. The holders of Class A common stock voted on an advisory basis for 1-year as the frequency of future advisory votes on executive compensation:

1-Year	2-Years	3-Years	Abstain
707,875,872	113,450,661	67,219,902	765,220
After considering the voting results for Proposal 3, Mastercard’s Board of Directors determined to continue to hold an annual say-on-pay vote until Mastercard is next required, or the Board deems it appropriate, to submit to the stockholders a proposal to select, by advisory vote, the frequency of the say-on-pay vote.

4. The holders of Class A common stock approved the material terms of the performance goals under the Long Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
869,465,920	18,832,958	1,012,777	59,875,408

5. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as Mastercard’s independent registered public accounting firm for 2017:

For	Against	Abstain	Broker Non-Votes
938,869,046	9,608,288	709,729	—

6. The holders of Class A common stock did not approve the stockholder proposal on gender pay equity:

For	Against	Abstain	Broker Non-Votes
67,373,484	796,256,281	25,681,890	59,875,408

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

June 27, 2017	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary